Exhibit 10.24

CERTAIN IDENTIFIED INFORMATION MARKED WITH “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT (the “Second Amendment”) TO EXCLUSIVE LICENSE AGREEMENT (the “Original License Agreement”) is made effective (the “Second Amendment Effective Date”) as of the date of the last signature to this Second Amendment by and between the University of Pittsburgh – Of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“University”) and Genprex, Inc. having an office at 3300 Bee Cave Road, Suite 650-227, Austin, TX 78746 (“Licensee”).

WHEREAS, University and Licensee entered into the Original License Agreement with an effective date of February 10, 2020 as amended by the first amendment to the Original License Agreement (the “First Amendment”) dated August 17, 2022; and

WHEREAS, the parties wish to further amend the Original License Agreement to include additional Patent Rights entitled “Glucagon Promoter for Diabetes Gene Therapy.”

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendment Fee. The Licensee shall pay University an Amendment Fee in the amount of [***] Dollars ($[***]) which shall be due immediately upon Licensee’s execution of this Amendment.

2.	Amendments to Exclusive License Agreement.

a.	Article 3.2 of the Original License Agreement as amended by the First Amendment, is hereby deleted and replaced in its entirety with the following:

“In addition, Licensee shall adhere to each of the following milestones:

a.	[***];

b.	[***];

c.	[***];

d.	[***]; and

e.	[***].

b.	Article 6.2 of the Original License Agreement as amended by the First Amendment, is hereby deleted and replaced in its entirety with the following:

“All fees and costs, including attorneys' fees, relating to the filing, prosecution, maintenance, and post grant proceedings relating to the Patent Rights shall be the responsibility of Licensee, whether incurred prior to or after the Effective Date. Such fees and costs incurred by University prior to the Effective Date in the amount of $[***] (“Prior Pre-agreement Expenses”) have been paid by Licensee to University. Fees and costs incurred for University Case [***] in the amount of $[***] that were incurred prior to August 19, 2022 (“Pre-Second Amendment Expenses”) are due immediately and will be paid within the (10) business days of the receipt of invoice. Fees and costs incurred after the Second Amendment Effective Date, or fees and costs incurred before the Effective Date which are not included in the Prior Pre-agreement Expenses stated above shall be paid by Licensee within thirty (30) days after receipt of University's invoice therefor. Additionally, Licensee shall be liable to University for all of University's out-of- pocket filing, prosecution, and maintenance costs (including all attorneys' fees and costs), for any and all patent prosecution and maintenance actions that will be taken by patent counsel after the Term of this Agreement but in response to any instructions that were sent during the Term of this Agreement from University to patent counsel relating to the Patent Rights. Payments pursuant to this Section 6.2 are not creditable against royalties or any other payment due to University under this Agreement.”

c.	Exhibit A of the Original License Agreement as amended by the First Amendment, is hereby deleted and replaced with the attached Exhibit A.

3.            Miscellaneous.

(a) Except as specifically amended above or by the First Amendment, all terms of the Original License Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of this Second Amendment and the terms of the Original License Agreement or the terms of the First Amendment, the terms of this Second Amendment shall prevail in effect.

(b) The parties acknowledge that this Second Amendment and the Original License Agreement as amended by the First Amendment set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

(c) All initially capitalized terms used in this Second Amendment which are not defined herein shall have the same meaning as set forth in the Original License Agreement as amended by the First Amendment.

IN WITNESS WHEREOF, the parties represent and warrant that each has the authority to bind the party to this Agreement and hereto have executed this Second Amendment as of the date first written above.

UNIVERSITY OF PITTSBURGH - OF THE
COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By: /s/ Evan Facher
Evan Facher, Ph.D., MBA
Director, Innovation Institute
Vice Chancellor for Innovation and Entrepreneurship

Dated: November 3, 2022

GENPREX, INC.

By: /s/ Catherine Vaczy
Catherine Vaczy
EVP, General Counsel and Chief Strategy Officer

Dated: November 1, 2022

EXHIBIT A

PATENT RIGHTS FOR EXCLUSIVE LICENSE AGREEMENT BETWEEN

THE UNIVERSITY OF PITTSBURGH AND GENPREX, INC.

[***]